VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2010

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Policyowners of Variable Account C of Monarch Life Insurance Company:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Account C of Monarch Life Insurance Company at December 31, 2010 and 2009, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

March 23, 2011

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2010

	Cost	Shares	Market Value
ASSETS
Investments in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$3,922,613	3,922,613	$3,922,613
Investment Grade Bond Portfolio	1,507,487	118,006	1,514,022
Equity-Income Portfolio	10,334,266	461,707	8,781,665
Growth Portfolio	11,652,662	348,649	12,931,399
Asset Manager Portfolio	2,684,123	190,356	2,767,779
High Income Portfolio	3,095,405	539,101	3,002,793
Overseas Portfolio	7,593,688	367,722	6,166,706

Total Invested Assets	$40,790,244		39,086,977

LIABILITIES
Payable to Monarch Life Insurance Company			123,148

Total Liabilities			123,148

Net Assets			$38,963,829

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2009

	Cost	Shares	Market Value
ASSETS
Investments in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$4,364,464	4,364,464	$4,364,464
Investment Grade Bond Portfolio	1,254,032	102,142	1,274,734
Equity-Income Portfolio	11,067,776	478,170	8,038,044
Growth Portfolio	12,011,887	364,234	10,941,585
Asset Manager Portfolio	2,976,666	210,195	2,732,534
High Income Portfolio	2,801,723	477,928	2,528,238
Overseas Portfolio	8,333,193	394,879	5,942,924

Total Invested Assets	$42,809,741		35,822,523

LIABILITIES
Payable to Monarch Life Insurance Company			75,556

Total Liabilities			75,556

Net Assets			$35,746,967

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$591,054	$7,627	$54,183	$150,885	$31,628	$44,523	$222,087	$80,121
Expenses:
Risk Charges and Administrative Expenses	(357,776)	(42,374)	(13,936)	(80,841)	(110,791)	(26,328)	(27,619)	(55,887)

Net Investment Income (Loss)	233,278	(34,747)	40,247	70,044	(79,163)	18,195	194,468	24,234

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(828,236)	—	39,784	(460,515)	20,318	(33,232)	(39,559)	(355,032)
Net Unrealized Gains (Losses)	5,283,951	—	(14,167)	1,477,131	2,349,039	327,788	180,873	963,287
Capital Gain Distributions	81,583	2,471	16,559	—	38,192	13,435	—	10,926

Net Gains	4,537,298	2,471	42,176	1,016,616	2,407,549	307,991	141,314	619,181

Net Increase (Decrease) in Net Assets Resulting from Operations	4,770,576	(32,276)	82,423	1,086,660	2,328,386	326,186	335,782	643,415

Transfers Due to Deaths	(387,664)	(4,246)	(1,639)	(188,679)	(124,750)	(28,962)	(3,250)	(36,138)
Transfers Due to Other Terminations	(1,026,416)	(22,916)	(101,807)	(325,911)	(312,352)	(62,746)	(69,527)	(131,157)
Transfers Due to Policy Loans	136,643	4,997	—	82,984	(13,198)	29,426	2,507	29,927
Transfers of Cost of Insurance	(168,355)	(18,147)	(10,496)	(39,695)	(49,684)	(13,550)	(11,557)	(25,226)
Transfers of Net Loan Cost	(107,922)	(9,959)	(268)	(35,042)	(30,869)	(13,285)	(7,896)	(10,603)
Transfers Among Investment Divisions	—	(362,457)	268,994	152,591	174,617	(204,781)	224,368	(253,332)

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(1,553,714)	(412,728)	154,784	(353,752)	(356,236)	(293,898)	134,645	(426,529)

Total Increase (Decrease) in Net Assets	3,216,862	(445,004)	237,207	732,908	1,972,150	32,288	470,427	216,886
Net Assets - Beginning of Year	35,746,967	4,355,259	1,272,045	8,021,090	10,918,507	2,726,770	2,522,905	5,930,391

Net Assets - End of Year	$38,963,829	$3,910,255	$1,509,252	$8,753,998	$12,890,657	$2,759,058	$2,993,332	$6,147,277

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,2009

	Total	Money Market Division	Investment Grade Bond Division	Equity - Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$692,413	$37,473	$98,138	$159,849	$42,612	$58,250	$182,288	$113,803
Expenses:
Risk Charges and Administrative Expenses	(315,733)	(49,799)	(11,602)	(68,705)	(92,036)	(22,659)	(21,705)	(49,227)

Net Investment Income (Loss)	376,680	(12,326)	86,536	91,144	(49,424)	35,591	160,583	64,576

Gains and (Losses) on Investments:
Net Realized Losses	(1,272,289)	—	(8,524)	(505,311)	(211,683)	(31,866)	(52,851)	(462,054)
Net Unrealized Gains	7,595,921	—	74,223	2,233,248	2,539,708	557,830	649,044	1,541,868
Capital Gain Distributions	33,368	—	4,548	—	8,336	4,109	—	16,375

Net Gains	6,357,000	—	70,247	1,727,937	2,336,361	530,073	596,193	1,096,189

Net Increase (Decrease) in Net Assets Resulting from Operations	6,733,680	(12,326)	156,783	1,819,081	2,286,937	565,664	756,776	1,160,765

Transfers Due to Deaths	(623,028)	(190,378)	—	(35,435)	(310,747)	(10,103)	—	(76,365)
Transfers Due to Other Terminations	(402,650)	(261,360)	(15)	(34,139)	(34,418)	(983)	253	(71,988)
Transfers Due to Policy Loans	37,140	47,431	6,022	10,205	(23,417)	(16,619)	12,919	599
Transfers of Cost of Insurance	(153,646)	(22,204)	(8,585)	(33,049)	(43,989)	(14,509)	(8,827)	(22,483)
Transfers of Net Loan Cost	(109,040)	(14,557)	(837)	(32,548)	(30,884)	(13,451)	(6,546)	(10,217)
Transfers Among Investment Divisions	—	(629,796)	144,507	(210,530)	237,646	177,167	69,998	211,008

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(1,251,224)	(1,070,864)	141,092	(335,496)	(205,809)	121,502	67,797	30,554

Total Increase (Decrease) in Net Assets	5,482,456	(1,083,190)	297,875	1,483,585	2,081,128	687,166	824,573	1,191,319
Net Assets - Beginning of Year	30,264,511	5,438,449	974,170	6,537,505	8,837,379	2,039,604	1,698,332	4,739,072

Net Assets - End of Year	$35,746,967	$4,355,259	$1,272,045	$8,021,090	$10,918,507	$2,726,770	$2,522,905	$5,930,391

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as, The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act. The Funds investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective portfolios of the Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING STANDARDS CODIFICATION: In June 2009, the Financial Accounting Standards Board (FASB) approved the FASB Accounting Standards Codification (ASC), or Codification. Codification creates a single source of authoritative nongovernmental generally accepted accounting principles in the United States of America.

SUBSEQUENT EVENTS: In May 2009, the FASB amended ASC 855, “Subsequent Events”. ASC 855, as amended, establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard also includes new required disclosure of the date through which an entity has evaluated subsequent events.

As of March 23, 2011, the date in which the financial statements were issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2010, which require recognition or disclosure in the financial statements.

FAIR VALUE MEASUREMENT: At December 31, 2010 and December 31, 2009, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in ASC 820, “Fair Value Measurements and Disclosures”, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2010, are shown below:

	Purchases	Sales
Money Market Portfolio	$1,975,141	$2,416,992
Investment Grade Bond Portfolio	879,860	666,189
Equity-Income Portfolio	1,127,757	1,400,752
Growth Portfolio	1,433,702	1,813,245
Asset Manager Portfolio	210,766	470,077
High Income Portfolio	606,415	273,173
Overseas Portfolio	405,935	790,410

Totals	$6,639,576	$7,830,838

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks and annual administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. The charge is equal to a rate of 1% (on an annual basis) of the policyowners’ investment base.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2010, are shown below:

	Issued	Redeemed	Net Increase (Decrease)
Money Market Division	103,279	121,579	(18,300)
Investment Grade Bond Division	25,281	20,769	4,512
Equity-Income Division	28,426	35,375	(6,949)
Growth Division	34,765	43,519	(8,754)
Asset Manager Division	8,459	16,444	(7,985)
High Income Division	12,136	8,130	4,006
Overseas Division	16,693	31,559	(14,866)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2010, 2009, 2008, 2007, and 2006 consists of the following:

	At December 31,			For the year ended December 31
	Units	Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
2010
Money Market Division	175,457	$22.36	$3,922,614	0.18%	1.00%	(0.75%)
Investment Grade Bond Division	44,537	33.99	1,514,022	3.85%	1.00%	6.72%
Equity-Income Division	159,556	55.04	8,781,666	1.87%	1.00%	14.03%
Growth Division	217,393	59.48	12,931,399	0.29%	1.00%	22.94%
Asset Manager Division	68,287	40.53	2,767,779	1.69%	1.00%	13.12%
High Income Division	78,278	38.36	3,002,793	8.00%	1.00%	12.69%
Overseas Division	187,431	32.90	6,166,706	1.44%	1.00%	11.98%

2009
Money Market Division	193,757	$22.53	$4,364,464	0.75%	1.00%	(0.27%)
Investment Grade Bond Division	40,025	31.85	1,274,734	8.41%	1.00%	14.57%
Equity-Income Division	166,505	48.27	8,038,044	2.33%	1.00%	28.89%
Growth Division	226,147	48.38	10,941,585	0.46%	1.00%	27.01%
Asset Manager Division	76,272	35.83	2,732,534	2.56%	1.00%	27.83%
High Income Division	74,272	34.04	2,528,238	8.38%	1.00%	42.55%
Overseas Division	202,297	29.38	5,942,924	2.30%	1.00%	25.29%

2008
Money Market Division	241,357	$22.59	$5,451,718	2.46%	1.00%	2.03%
Investment Grade Bond Division	35,132	27.80	976,545	3.55%	1.00%	(4.20%)
Equity-Income Division	175,012	37.45	6,553,446	2.64%	1.00%	(43.21%)
Growth Division	232,569	38.09	8,858,942	0.89%	1.00%	(47.69%)
Asset Manager Division	72,954	28.03	2,044,572	2.60%	1.00%	(29.41%)
High Income Division	71,289	23.88	1,702,472	8.87%	1.00%	(25.72%)
Overseas Division	202,587	23.45	4,750,628	2.84%	1.00%	(44.37%)

2007
Money Market Division	197,169	$22.14	$4,366,193	4.36%	1.00%	4.14%
Investment Grade Bond Division	28,349	29.02	822,655	4.57%	1.00%	3.31%
Equity-Income Division	197,198	65.95	13,006,015	1.70%	1.00%	0.52%
Growth Division	243,977	72.82	17,767,199	0.90%	1.00%	25.70%
Asset Manager Division	70,666	39.71	2,806,206	6.15%	1.00%	14.34%
High Income Division	73,408	32.15	2,360,414	8.07%	1.00%	1.74%
Overseas Division	236,037	42.15	9,948,604	3.38%	1.00%	16.15%

2006
Money Market Division	186,169	$21.26	$3,957,473	4.91%	1.00%	3.76%
Investment Grade Bond Division	35,723	28.09	1,003,435	3.75%	1.00%	3.32%
Equity-Income Division	208,783	65.61	13,698,874	3.36%	1.00%	19.01%
Growth Division	277,337	57.93	16,067,160	0.43%	1.00%	5.79%
Asset Manager Division	72,893	34.73	2,531,302	2.86%	1.00%	6.27%
High Income Division	73,361	31.60	2,318,014	7.63%	1.00%	10.14%
Overseas Division	238,341	36.29	8,649,340	0.78%	1.00%	16.91%

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account s divisions from the underlying investments, divided by the respective division s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account s unit values. The recognition of investment income by the Account divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

59601 05/11